                                                                   Exhibit 10.10


                            LOAN AND PLEDGE AGREEMENT

      THIS LOAN AND PLEDGE AGREEMENT (this "Agreement") dated as of October 30, 1998 is made by Henry E. Blair (the "Borrower"), residing at 275 Mill Way, Barnstable, Massachusetts 02630, in favor of Dyax Corp. ("Dyax"), a Delaware corporation with its principal place of business at One Kendall Square, Building 600, Cambridge, Massachusetts 02139.

                                    RECITALS

      A. The Borrower desires to borrow $1,300,000 from Dyax in order to finance the purchase of (i) shares of stock in the cooperative corporation which owns the building located at 68 Beacon Street, Boston, Massachusetts, which shares will entitle the Borrower to occupy an apartment in such building ( the "Apartment") and (ii) Unit 228 at the Brimmer Street Garage Condominium (the "Brimmer Street Unit", and together with the Apartment, the "Real Estate").

      B. Dyax is willing to make the Loan (as defined below) upon the condition, among others, that the Borrower enter into this Agreement and grant the security interest and pledge hereinafter described to secure the Liabilities (as defined in Section 16 hereof).

      NOW, THEREFORE, for and in consideration of the premises and the Loan made by Dyax and other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

      1. Loan. Subject to the terms hereof, Dyax will make, on or after the date hereof, two loans (severally and collectively referred to herein as the "Loan") to the Borrower in the aggregate principal amounts of $600,000 and $700,000, respectively. The Loan shall be payable in full on the fifth anniversary of the date hereof (the "Maturity Date").

      2. Notes. The Loan shall be evidenced by promissory notes of the Borrower in the original principal amounts of $600,000 and $700,000, respectively (severally and collectively referred to herein as the "Notes"), payable to Dyax with a final maturity date of the Maturity Date, such Notes to be substantially in the form of Exhibit A and Exhibit B attached hereto. The Notes shall be dated the date of the Loan and shall have the blanks therein appropriately completed.

      3. Interest Rate. The Loan shall bear interest on the outstanding principal amount thereof at a percentage rate per annum equal to the Base Rate of BankBoston, N.A. less one and one half percent (1.5%), but in any event not less than the applicable federal rate necessary to avoid imputation of interest under sections 1274 or 7872 of the Internal Revenue Code of 1986 (or corresponding provisions of subsequent laws), as amended.

      4. Payments and Prepayments of the Loan. Two monthly payments of Three Thousand Seven Hundred Ninety Three and 76/100 Dollars ($3,793.76) and Four Thousand Four Hundred Twenty Six and 05/100 Dollars ($4,426.05), respectively, shall be due and payable on the first day of each month beginning on December 1, 1998, and such monthly payments shall be applied first to the payment of interest and any remainder shall be applied to reduce the outstanding principal amount of the Loan. The balance of any unpaid principal and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date. The Borrower may prepay the Loan and the Notes in whole or in part at any time without premium or penalty, together with all unpaid interest thereon and all other amounts due hereunder.

      5. Conditions Precedent to Loan. The obligation of Dyax to make the Loan is subject to the condition precedent that Dyax shall have received, in form and substance satisfactory to Dyax and its counsel, the following:

      (a) this Agreement and the Notes, duly executed by the Borrower;

      (b) the Pledged Collateral with stock powers for the Pledged Collateral duly executed by the Borrower;

      (c) a certain Cooperative Pledge Agreement, dated as of the date hereof, granted by the Borrower in favor of Dyax, which Cooperative Pledge Agreement grants a security interest in the shares of stock of the cooperative corporation owning the Apartment, duly executed by the Borrower and the collateral pledged thereunder with stock powers for such pledged collateral duly executed by the Borrower;

      (d) a certain Mortgage, dated as of the date hereof, from the Borrower to Dyax, which Mortgage grants a lien on the Brimmer Street Unit, duly executed by the Borrower; and

      (e) such other documents, and completion of such other matters, as Dyax may deem necessary or appropriate.

      6. Security Interest and Pledge. To secure the prompt, punctual, and faithful performance of all and each of the present and future Liabilities of the Borrower to Dyax, the Borrower hereby grants to Dyax, a security interest in and to, and assigns, pledges, and delivers to Dyax certificates representing all shares of the Class A Preferred Stock of Dyax issued to the Borrower as of the date hereof or issuable to the Borrower hereafter ("Pledged Securities"), together with appropriate undated stock powers duly executed in blank, and all products, proceeds, substitutions, additions, interest, dividends, and other distributions in respect thereto, as described in Section 7 below (all of which are referred to hereinafter as the "Collateral").

      7. Stock Dividends, Distributions, Etc. If, while this Agreement is in effect, the Borrower shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), whether as an addition to, in substitution of or in exchange for any shares of any Pledged Securities, or otherwise, the Borrower agrees to accept the same as agent for Dyax and to hold the same in trust on behalf of and for the benefit of Dyax and to deliver the same forthwith to Dyax in the exact form received, with the indorsement of the Borrower when necessary and/or with appropriate undated stock powers duly executed in blank, to be held by Dyax as part of the Collateral. In case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of Dyax or pursuant to the reorganization thereof, the property so distributed shall be delivered to Dyax as Collateral. All sums of money and property so paid or distributed in respect of the Pledged Securities which are received by the Borrower shall, until paid or delivered to Dyax, be held by the Borrower in trust as Collateral.

      8. Cash Dividends; Voting Rights. Unless a Default (as defined in Section
11) has occurred and is continuing, the Borrower shall be entitled to receive all cash dividends paid in respect of the Pledged Securities, to vote the Pledged Securities and to give consents, waivers and ratifications, and to take other action in respect of the Pledged Securities. After the occurrence and during the continuance of any Default, Dyax shall have the right, upon notice to the Borrower, to receive all cash dividends paid in respect of the Pledged Securities and to exercise voting rights as specified in Section 12 below.

      9. Borrower's Representations. The Borrower hereby represents, warrants and covenants as follows:

            (a) The Borrower has the full power, authority and legal right to enter into this Agreement to be bound hereby and to perform and observe the terms and conditions hereof, and is in compliance with all applicable material laws, rules and regulations.

            (b) This Agreement has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against him in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws affecting creditors' rights generally and to moratorium laws from time to time in effect and to general principles of equity.

            (c) The execution, delivery and performance by the Borrower of this Agreement does not and will not (i) violate or constitute a default under any provision of any agreement, note or instrument which is binding upon the Borrower or by which his properties are bound or materially affected, or any law, rule or regulation, order writ, injunction or decree of any court or governmental instrumentality or any contractual restriction binding on the Borrower, or (ii) require any filing with or consent or other act by or in respect of any governmental authority or other person or entity (other than the filing of the appropriate number of UCC-1 financing statements covering the Pledged Securities, if necessary, and any consent obtained by the Borrower prior to the date hereof) or (iii) constitute a default thereunder or result in the imposition or require the creation of any lien or charge (other than those created, continued or otherwise contemplated hereby) upon the assets of the Borrower.

            (d) The Pledged Securities consist of not fewer than 431,056 shares of Class A Series 1 Preferred Stock, 246,040 shares of Class A Series 3 Preferred Stock, 129,713 shares of Class A Series 4 Preferred Stock and 18,350 shares of Class A Series 5 Preferred Stock, of

Dyax and are held and owned by the Borrower free and clear of all liens, encumbrances, attachments, security interests, pledges and charges, other than those in favor of Dyax.

            (e) The Borrower as of the date hereof has a net worth, defined as the fair market value of total assets, exclusive of assets subject to contingent liabilities, less total liabilities, of at least $10,000,000.

      10. Borrower's Covenants. The Borrower shall

            (a) if the Collateral is in the form of a certificated security, within the meaning of the Uniform Commercial Code, as adopted in the Commonwealth of Massachusetts (the "Code"), surrender possession of the Collateral to Dyax;

            (b) if the Collateral is in the form of an uncertificated security, within the meaning of the Code, cause Dyax to record this pledge in the records of Dyax relating to the Pledged Securities;

            (c) execute all such instruments, documents, and papers, and will do all such acts as Dyax may reasonably request now and from time to time hereafter with respect to the perfection of the security interest granted herein and the assignment effected hereby, including without limitation making payments of the proceeds of the Loan and such additional amounts as are necessary to cause the current pledgee of the certificates for the Pledged Securities to deliver such certificates to Dyax;

            (d) keep the Collateral free and clear of all liens, encumbrances, attachments, security interests, pledges, and charges, except in favor of Dyax or created by Dyax;

            (e) deliver to Dyax, if and when received by the Borrower, any item representing or constituting any of the Collateral or, except as otherwise provided herein, proceeds of Collateral;

            (f) not cause or permit any of the Collateral presently evidenced by a written certificate to be converted to uncertificated securities, except on request of Dyax;

            (g) not exercise any right with respect to the Collateral which would dilute or otherwise adversely affect Dyax's rights to the Collateral;

            (h) make a payment on the Loan or grant to Dyax a security interest in and to, and assign, pledge and deliver to Dyax certificates representing additional marketable securities issued to the Borrower, if necessary, in order to ensure that at all times the value of the Collateral is not less than 150% of the outstanding principal balance of the Loan; and

            (i) deliver to Dyax annually on September 30 a certificate stating that (i) the Borrower as of the date thereof has a net worth, defined as the fair market value of total assets, exclusive of assets subject to contingent liabilities, less total liabilities, of at least $10,000,000 and (ii) the value of the Collateral as of the date thereof is not less than 150% of the outstanding principal balance of the Loan.

      11. Default. Upon the occurrence of a Default, any and all Liabilities of the Borrower to Dyax shall become immediately due and payable at the option of Dyax and without further notice or demand, in addition to which Dyax may exercise Dyax's rights and remedies upon Default, as set forth hereinafter. For purposes of this Agreement, a "Default" under this Agreement shall mean any of the following events: (i) an Event of Default under any Note, (ii) any representation or warranty made by the Borrower in this Agreement being untrue in any material respect when made, or (iii) failure of the Borrower to observe or perform any other covenant, agreement or other term of this Agreement and the continuation of such failure without it having been duly cured for a period of thirty (30) days after written notice thereof given by Dyax to the Borrower.

      12. Effect of Default. Upon the occurrence of any Default, and at any time thereafter, unless and until the Default may be cured, Dyax shall have the right to apply the Collateral toward the satisfaction of the Liabilities, to sell or otherwise dispose of the Collateral and/or enforce and collect the Collateral for application towards (but not necessarily in complete satisfaction) of the Liabilities, in addition to all of the rights and remedies of a secured party upon default under the Code. The Borrower shall remain liable to Dyax for any deficiency remaining following such application to any Liabilities. Any and all shares of the Pledged Securities may be registered in the name of Dyax or its nominee, and Dyax or its nominee may thereafter without further notice exercise all voting and corporate rights at any meeting of any issuer and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Securities as if it were the absolute owner thereof, including without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of any issuer or upon the exercise by any issuer or Dyax or such nominee of any right, privilege or option pertaining to any shares of the Pledged Securities, and, in connection therewith, to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but Dyax shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing so long as it acts in good faith. The Borrower acknowledges that any exercise by Dyax of Dyax's rights upon default may be subject to compliance by Dyax with state and/or federal law governing the sale of securities. Except as otherwise provided herein, the net proceeds which Dyax shall receive from the sale of the Collateral, in accordance with the provisions hereof, shall be applied in the following manner: First, to the payment of all costs and expenses incurred by Dyax in connection with the administration and enforcement of, or the preservation of any rights under, or otherwise in connection with this Agreement (including, without limitation, the costs and expenses of retaking, holding, preparing for sale or selling of any Collateral and the reasonable fees and disbursements of its counsel and agents); Second, to the payment of all other Liabilities in such order of priority as Dyax may determine in its sole discretion; and Third, as otherwise provided by applicable law.

      13. Private Placements.

      (a) The Borrower recognizes that Dyax may be unable to effect a public sale of any or all of the Pledged Securities by reason of certain prohibitions contained in the federal securities laws and applicable state or foreign securities law, but may resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Dyax shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the federal securities law, or under applicable state securities law, even if the issuer would agree to do so.

      (b) The Borrower further agrees to use commercially reasonable efforts to do or cause to be done all such other acts and things (other than effect the registration of the Pledged Securities under applicable federal, state or foreign laws) as may be necessary to make such sale or sales of any portion or all of the Pledged Securities valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Borrower's expense. The Borrower further agrees that a breach of any of the covenants contained in this Section 13 will cause irreparable injury to Dyax, and that Dyax will have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 13 shall be specifically enforceable against the Borrower.

      14. Appointment of Dyax as Attorney-in-Fact. In furtherance of the remedies provided in Sections 12 and 13, the Borrower hereby designates Dyax as and for the attorney-in-fact of the Borrower after the occurrence and during the continuance of a Default to endorse in favor of Dyax any of the Collateral, to cause the transfer of any of the Collateral in such name as Dyax may from time to time determine, to cause the issuance of certificates for book entry and/or uncertificated securities, and to make demand and to initiate actions to accomplish the purposes of this Agreement. In connection with any action to enforce any of the Collateral, Dyax may make such compromise or settlement with respect to the Collateral as Dyax determines to be appropriate. After and during the continuance of a Default, and in furtherance of the remedies provided in Sections 12 and 13, Dyax shall also have and may exercise at any time all rights, remedies, powers, and discretions of the Borrower with respect to and under the Collateral. The within designation, being coupled with an interest, is irrevocable until the within instrument is terminated by a written instrument executed by a duly authorized officer of Dyax. Dyax shall not be liable for any act or omission to act pursuant to this Paragraph except for any act or omission to act which is in actual bad faith or which is grossly negligent.

      15. Cumulative Remedies. The rights, remedies, powers, privileges, and discretions of Dyax hereunder (hereinafter, "Dyax's Rights and Remedies") shall be cumulative and not exclusive of any rights or remedies which it otherwise may have. No delay or omission by Dyax in exercising or enforcing any of Dyax's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by Dyax of any Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No exercise of any of Dyax's Rights and Remedies and no other agreement or transaction of whatever nature entered into between Dyax and the Borrower at any time shall preclude any other exercise of Dyax's Rights and Remedies. No waiver by Dyax of any of Dyax's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of Dyax's Rights and Remedies and all of Dyax's rights, remedies, powers, privileges, and discretions under any other agreement or transaction are cumulative and not alternative or exclusive and may be exercised by Dyax at such time or times and in such order of preference as Dyax in its sole discretion may determine.

      16. Definition of Liabilities. "Liabilities" shall mean (i) all indebtedness, obligations and liabilities of the Borrower, whether of principal, interest, fees, expenses or otherwise, now existing or hereafter contracted or incurred under or in connection with the Loan and any and all extensions, renewals, refinancings and refunding of any such indebtedness in whole or in part, (ii) all costs and expenses incurred by Dyax in the collection of any of such Borrower indebtedness, including without limitation reasonable attorneys' fees and legal expenses, and (iii) all future advances made by Dyax for the protection or preservation of the Collateral or any portion thereof.

      17. Waivers by Borrower. The Borrower

            (a) waives presentment, demand, notice, and protest with respect to the Liabilities and the Collateral; and

            (b) waives any delay on the part of Dyax; and

            (c) assents to any indulgence or waiver which Dyax may grant or give to the Borrower or any other person liable or obliged to Dyax for or on the Liabilities; and

            (d) agrees that no release of any property securing the Liabilities shall affect the rights of Dyax with respect to the Collateral hereunder; and

            (e) if entitled thereto, waives the right to notice and/or hearing prior to Dyax's exercising of Dyax's rights and remedies hereunder upon default.

      18. Partial Release Upon Pay-Down of the Notes. Upon written notice from the Borrower that he wishes to sell some or all of the Pledged Securities and apply the proceeds of such sale to amounts due under the Notes, Dyax agrees to deliver promptly to a broker designated by the Borrower and reasonably satisfactory to Dyax certificates representing such Pledged Securities, provided that such instructions include or are accompanied by irrevocable instruction from the Borrower (with signature guarantee) to the broker requiring that the net proceeds from the sale of such Pledged Securities be delivered by check payable to Dyax and that a certificate for any shares of the Pledged Securities remaining unsold be returned to Dyax.

      19. Duties of Dyax. Dyax shall have no duty as to the collection or protection of the Collateral or any income or distribution thereon, beyond the safe custody of such of the Collateral as may come into the possession of Dyax and shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto. Dyax's Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

      20. Binding Agreement. This Agreement shall be binding upon the Borrower and upon the Borrower's representatives, successors, and assigns, and shall enure to the benefit of Dyax and its successors and assigns.

      21. Complete Agreement. This Agreement and all other instruments executed in connection herewith incorporate all discussions and negotiations among Dyax and the Borrower concerning the matters included herein and in such other instruments. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement shall be effective unless executed in writing by the party to be charged with such modification, amendment and waiver, and if such party be Dyax, then by a duly authorized officer thereof other than the Borrower.

      22. Use of Originals. This Agreement and all other documents in Dyax's possession which relate to the Liabilities may be reproduced by Dyax by any photographic, photostatic, microfilm, micro-card, miniature photographic, xerographic, or similar process, and, with the exception of instruments constituting the Collateral, Dyax may destroy the original from which any document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is an existence and whether or not such reproduction was made in the regular course of business) and any enlargement, facsimile, or further reproduction shall likewise be admissible in evidence.

      23. Notices. All notices, requests, demands and other communications to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or overnight courier or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed to the party to receive notice at its or his respective address set forth in the first paragraph of this Agreement or such other address as such party shall have designated by notice in writing to the other party in accordance with this section.

      24. Governing Law. This Agreement, and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of the Commonwealth of Massachusetts. The Borrower submits to the jurisdiction of the courts of said Commonwealth for all purposes with respect to this Agreement and the Borrower's relationships with Dyax.

      25. Sealed Instrument. It is intended that this Agreement take effect as a sealed instrument.

      IN WITNESS WHEREOF, the undersigned has executed the foregoing Loan and Pledge Agreement as of the date first above written.


                          /s/ Henry E. Blair
                          ------------------------------
                          Henry E. Blair, individually

                                                                     Exhibit A

                                 PROMISSORY NOTE

$600,000.00                                            Cambridge, Massachusetts
                                                               October 30, 1998

         For value received, the undersigned Henry E. Blair of Barnstable, Massachusetts 02630 (the "Borrower"), promises to pay to Dyax Corp. ("Dyax"), the principal sum of Six Hundred Thousand Dollars ($600,000.00), with interest on the unpaid principal balance at a rate calculated as follows: the Base Rate of BankBoston, N.A. less one and one half percent (1.5%) per annum, but in any event not less than the applicable federal rate necessary to avoid imputation of interest under sections 1274 or 7872 of the Internal Revenue Code of 1986 (or corresponding provisions of subsequent laws), as amended. Interest shall accrue from the date hereof on the unpaid principal balance. A monthly payment of Three Thousand Seven Hundred Ninety Three and 76/100 Dollars ($3,793.76) shall be due and payable on the first day of each month beginning on December 1, 1998, and such monthly payments shall be applied first to the payment of interest and any remainder shall be applied to reduce the principal balance hereof. The balance of any unpaid principal and all accrued and unpaid interest thereon shall be due and payable on October 30, 2003. Except as otherwise agreed to by the Borrower and the holder, payments of principal and interest shall be made in lawful money of the United States of America at the principal office of Dyax in Massachusetts, or by check mailed to such other place as the holder hereof shall designate.

         This note shall immediately become due and payable upon notice to the Borrower after a vote taken at any time by the directors of Dyax who are not Dyax employees, or a vote of the Compensation Committee of Dyax, to accelerate payment of this note upon a determination, in the sole discretion of such directors or such committee, that acceleration is in the best interest of Dyax, including without limitation under the following circumstances: (i) termination of the Borrower's service as Chairman and Chief Executive Officer of Dyax for any reason; provided, however, that in the case of death or disability payment shall not be due for at least twelve (12) months after termination; (ii) at any time that Dyax's cash and marketable investments total less than $10,000,000; and (iii) at any time that Dyax anticipates filing a registration statement for an initial public offering of its Common Stock.

         If there occurs a default in the performance of any of the terms, agreements, covenants or conditions contained in this note or the Mortgages (as hereinafter defined) or the Cooperative Pledge Agreement (as hereinafter defined) or the Loan and Pledge Agreement (as hereinafter defined) or any other documents now or hereafter executed as security for this note or in furtherance of Dyax's protections under the Mortgages (collectively, the "Loan Documents") continuing beyond, in each case, any applicable grace period as may be provided therein for the payment of such amount or the performance of such term, agreement, covenant or condition, then at the option of the holder of this note the entire indebtedness evidenced hereby, with interest accrued thereon, if any, shall become due and payable, and no omission on the part of the holder hereof to exercise such option when entitled to do so shall be construed as a waiver of such right so long as such default shall remain uncured.

         The unpaid balance hereof may be paid in part or in full at any time without penalty. All prepayments shall be applied first to the payment of interest.

         This note is secured by (i) a certain leasehold mortgage (the "Leasehold Mortgage") of even date herewith from the Borrower to Dyax , which Leasehold Mortgage grants a lien on the interest of the Borrower in apartment #7E in the building located at 68 Beacon Street, Boston, Massachusetts (the "Apartment"), all as more particularly described in such Leasehold Mortgage;
(ii) a certain mortgage (together with the Leasehold Mortgage, the "Mortgages") of even date herewith from the Borrower to Dyax, which mortgage grants a lien on Unit 228 at the Brimmer Street Garage Condominium, Boston, Massachusetts (together with the Apartment, the "Real Estate"), all as more particularly described in such mortgage; (iii) a certain pledge agreement (the "Cooperative Pledge Agreement") of even date herewith granted by the Borrower in favor of Dyax; and (iv) a certain loan and pledge agreement (the "Loan and Pledge Agreement") of even date herewith granted by the Borrower in favor of Dyax. Dyax by its acceptance hereof, shall be entitled to the benefits, and subject to the terms, of the Mortgages, the Cooperative Pledge Agreement and the Loan and Pledge Agreement.

         If the Borrower conveys, transfers, assigns, encumbers, pledges or otherwise disposes of any legal or beneficial interest in the Real Estate or in the equity of redemption in the Real Estate or any part thereof without Dyax's prior written consent, Dyax may, at its option, require immediate payment of the entire indebtedness evidenced hereby, with accrued interest thereon, if any, as provided herein.

         The undersigned agrees to pay, upon maturity (by acceleration or otherwise), costs of collection, including reasonable attorneys' fees.

         No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder; nor shall any delay, omission or waiver on any occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every indorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

         All rights and obligations hereunder shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts and this note shall be deemed to be under seal.



                                                 ------------------------------
                                                 Henry E. Blair, individually

                                                                      Exhibit B

                                 PROMISSORY NOTE

$700,000.00                                            Cambridge, Massachusetts
                                                               October 30, 1998

         For value received, the undersigned Henry E. Blair of Barnstable, Massachusetts 02630 (the "Borrower"), promises to pay to Dyax Corp. ("Dyax"), the principal sum of Seven Hundred Thousand Dollars ($700,000.00), with interest on the unpaid principal balance at a rate calculated as follows: the Base Rate of BankBoston, N.A. less one and one half percent (1.5%) per annum, but in any event not less than the applicable federal rate necessary to avoid imputation of interest under sections 1274 or 7872 of the Internal Revenue Code of 1986 (or corresponding provisions of subsequent laws), as amended. Interest shall accrue from the date hereof on the unpaid principal balance. A monthly payment of Four Thousand Four Hundred Twenty Six and 05/100 Dollars ($4,426.05) shall be due and payable on the first day of each month beginning on December 1, 1998, and such monthly payments shall be applied first to the payment of interest and any remainder shall be applied to reduce the principal balance hereof. The balance of any unpaid principal and all accrued and unpaid interest thereon shall be due and payable on October 30, 2003. Except as otherwise agreed to by the Borrower and the holder, payments of principal and interest shall be made in lawful money of the United States of America at the principal office of Dyax in Massachusetts, or by check mailed to such other place as the holder hereof shall designate.

         This note shall immediately become due and payable upon notice to the Borrower after a vote taken at any time by the directors of Dyax who are not Dyax employees, or a vote of the Compensation Committee of Dyax, to accelerate payment of this note upon a determination, in the sole discretion of such directors or such committee, that acceleration is in the best interest of Dyax, including without limitation under the following circumstances: (i) termination of the Borrower's service as Chairman and Chief Executive Officer of Dyax for any reason; provided, however, that in the case of death or disability payment shall not be due for at least twelve (12) months after termination; (ii) at any time that Dyax's cash and marketable investments total less than $10,000,000; and (iii) at any time that Dyax anticipates filing a registration statement for an initial public offering of its Common Stock.

         If there occurs a default in the performance of any of the terms, agreements, covenants or conditions contained in this note or the Mortgage (as hereinafter defined) or the Loan and Pledge Agreement (as hereinafter defined) or any other documents now or hereafter executed as security for this note or in furtherance of Dyax's protections under the Mortgage (collectively, the "Loan Documents") continuing beyond, in each case, any applicable grace period as may be provided therein for the payment of such amount or the performance of such term, agreement, covenant or condition, then at the option of the holder of this note the entire indebtedness evidenced hereby, with interest accrued thereon, if any, shall become due and payable, and no omission on the part of the holder hereof to exercise such option when entitled to do so shall be construed as a waiver of such right so long as such default shall remain uncured.

         The unpaid balance hereof may be paid in part or in full at any time without penalty. All prepayments shall be applied first to the payment of interest.

         This note is secured by (i) a certain mortgage (the "Mortgage") of even date herewith from the Borrower to Dyax, which mortgage grants a lien on Unit 228 at the Brimmer Street Garage Condominium, Boston, Massachusetts (the "Real Estate"), all as more particularly described in such mortgage and (ii) a certain loan and pledge agreement (the "Loan and Pledge Agreement") of even date herewith granted by the Borrower in favor of Dyax. Dyax by its acceptance hereof, shall be entitled to the benefits, and subject to the terms, of the Mortgage and the Loan and Pledge Agreement.

         If the Borrower conveys, transfers, assigns, encumbers, pledges or otherwise disposes of any legal or beneficial interest in the Real Estate or in the equity of redemption in the Real Estate or any part thereof without Dyax's prior written consent, Dyax may, at its option, require immediate payment of the entire indebtedness evidenced hereby, with accrued interest thereon, if any, as provided herein.

         The undersigned agrees to pay, upon maturity (by acceleration or otherwise), costs of collection, including reasonable attorneys' fees.

         No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder; nor shall any delay, omission or waiver on any occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned and every indorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

         All rights and obligations hereunder shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts and this note shall be deemed to be under seal.



                                                 ------------------------------
                                                 Henry E. Blair, individually

                          COOPERATIVE PLEDGE AGREEMENT

      THIS COOPERATIVE PLEDGE AGREEMENT dated as of October 30, 1998 is made by Henry E. Blair (the "Pledgor"), residing at 275 Mill Way, Barnstable, Massachusetts 02630, in favor of Dyax Corp ("Dyax"), a Delaware corporation with its principal place of business at One Kendall Square, Building 600, Cambridge, Massachusetts 02139.

                              W I T N E S S E T H:

      WHEREAS, Pledgor desires to purchase 152 shares of Common Stock, evidenced by Certificate No. ____, of 68 Beacon Street, Inc. (the "Company") a Massachusetts corporation, which shares entitle the owner to lease an apartment in the building located at 68 Beacon Street, Boston, Massachusetts (the "Apartment").

      WHEREAS, pursuant to a Loan and Pledge Agreement dated the date hereof (the "Loan and Pledge Agreement"), Dyax agreed to make a loan (the "Loan") to the Pledgor on or after the date hereof evidenced by a promissory note of the Pledgor in the original principal amount of $600,000 (the "Note") to finance the acquisition of the shares; and

      WHEREAS, pursuant to the terms of the Loan and Pledge Agreement, the Pledgor is required to execute and deliver this Agreement and grant the security interest hereinafter described;

      NOW, THEREFORE, in consideration of the willingness of Dyax to make the Loan to the Pledgor, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

      1. Security Interest. The Pledgor hereby deposits with and pledges to Dyax all of the shares of capital stock of the Company (the "Pledged Stock") (the Pledged Stock and any additional securities or collateral pledged hereunder are sometimes herein referred to collectively as the "Pledged Collateral"), and the Pledgor hereby grants to Dyax a security interest in all of the Pledged Collateral as security for the due and punctual payment performance of the secured obligations described in section 2 hereof.

      2. Secured Obligations. The security interest hereby granted shall secure the due and punctual payment and performance of the following liabilities and obligations of the Pledgor (herein called the "Secured Obligations"):

      (a) Principal of and premium, if any, and interest on the Note;

            (b) All costs and expenses incurred by Dyax in the collection of any of the Secured Obligations, including without limitation reasonable attorneys' fees and legal expenses; and

            (c) all future advances made by Dyax for the protection or preservation of the Pledged Collateral or any portion thereof.

      3. Representations of the Pledgor. The Pledgor hereby represents, warrants and covenants as follows:

            (a) The Pledgor has the full power, authority and legal right to enter into this Agreement to be bound hereby and to perform and observe the terms and conditions hereof, and is in compliance with all applicable material laws, rules and regulations.

            (b) This Agreement has been duly executed and delivered by the Pledgor and constitutes the legal, valid and binding obligation of the Pledgor enforceable against him in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws affecting creditors' rights generally and to moratorium laws from time to time in effect and to general principles of equity.

            (c) The Pledged Stock consists of not fewer than 152 shares of Common Stock, evidenced by Certificate No. ____, of the Company.

            (d) The Pledgor as of the date hereof has a net worth, defined as the fair market value of total assets, exclusive of assets subject to contingent liabilities, less total liabilities, of at least $10,000,000.

      4. Covenants of the Pledgor. The Pledgor shall

            (a) if the Pledged Collateral is in the form of a certificated security, within the meaning of the Uniform Commercial Code, as adopted in the Commonwealth of Massachusetts (the "Code"), surrender possession of the Pledged Collateral to Dyax;

            (b) if the Pledged Collateral is in the form of an uncertificated security, within the meaning of the Code, cause the Company to record this pledge in the records of the Company relating to the Pledged Stock;

            (c) execute all such instruments, documents, and papers, and will do all such acts as Dyax may reasonably request now and from time to time hereafter with respect to the perfection of the security interest granted herein and the assignment effected hereby, including without limitation making payments of the proceeds of the Loan and such additional amounts as are necessary to cause the current pledgee of the certificates for the Pledged Stock to deliver such certificates to Dyax;

            (d) deliver to Dyax, if and when received by the Borrower, any item representing or constituting any of the Pledged Collateral or, except as otherwise provided herein, proceeds of Pledged Collateral;

            (f) not cause or permit any of the Pledged Collateral presently evidenced by a written certificate to be converted to uncertificated securities, except on request of Dyax;

            (g) not exercise any right with respect to the Pledged Collateral which would dilute or otherwise adversely affect Dyax's rights to the Pledged Collateral;

            (h) make a payment on the Loan or grant to Dyax a security interest in and to, and assign, pledge and deliver to Dyax certificates representing additional marketable securities issued to the Borrower, if necessary, in order to ensure that at all times the value of the Pledged Collateral is not less than 150% of the outstanding principal balance of the Loan;

            (i) deliver to Dyax annually on September 30 a certificate stating that (i) the Borrower as of the date thereof has a net worth, defined as the fair market value of total assets, exclusive of assets subject to contingent liabilities, less total liabilities, of at least $10,000,000 and (ii) the value of the Pledged Collateral as of the date thereof is not less than 150% of the outstanding principal balance of the Loan.

      5. Special Warranties and Covenants of the Pledgor. The Pledgor hereby represents, warrants and covenants to Dyax that, except for the lien of the Company pursuant to a certain Proprietary Lease and as set forth in the Addendum annexed hereto and made a part hereof:

(a) The Pledged Collateral is duly and validly pledged with Dyax in accordance with law, and the Pledgor warrants and will defend Dyax's right, title and security interest in and to the Pledged Collateral against the claims and demands of all persons whomsoever.

(b) The Pledgor has good title to the Pledged Collateral, free and clear of all claims, mortgages, pledges, liens, security interests and other encumbrances of every nature whatsoever.

(c) All of the Pledged Stock has been duly and validly issued and is fully paid and nonassessable.

(d) The execution, delivery and performance by the Pledgor of this Agreement does not and will not (i) violate or constitute a default under any provision of any agreement, note or instrument which is binding upon the Pledgor or by which his properties are bound or materially affected, or any law, rule or regulation, order writ, injunction or decree of any court or governmental instrumentality or any contractual restriction binding on the Pledgor, or (ii) require any filing with or consent or other act by or in respect of any governmental authority or other person or entity (other than the filing of the appropriate number of UCC-1 financing statements covering the Pledged Stock, if necessary, and any consent obtained by the Pledgor prior to the date hereof) or (iii) constitute a default thereunder or result in the imposition or require the creation of any lien or charge (other than those created, continued or otherwise contemplated hereby) upon the assets of the Pledgor.

(e) The Pledgor will not sell, convey or otherwise dispose of any of the Pledged Collateral, nor will the Pledgor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Collateral or the proceeds thereof, other than liens on and security interests in Pledged Collateral created hereby.

(f) The Pledgor will not consent to or approve the issuance of any additional shares of capital stock of any class of the Company.

      6. Distributions. In case, upon the dissolution, winding up, liquidation or reorganization of the Company whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise, any sum shall be paid or any property shall be distributed upon or with respect to any of the Pledged Collateral, such sum (less the amounts due to the Company, if any) shall be paid over to Dyax to be held as collateral security for the Secured Obligations. In case any stock dividend shall be declared on any of the Pledged Collateral, or any share of stock or fraction thereof shall be issued pursuant to any stock split involving any of the Pledged Collateral, or any distribution of capital (excluding ordinary cash dividends) shall be made on any of the Pledged Collateral, or any property shall be distributed upon or with respect to the Pledged Collateral pursuant to recapitalization or reclassification of the capital of the Company, the shares or other property so distributed shall be delivered to Dyax to be held as collateral security for the Secured Obligations.

      7. Events of Default. There shall exist a default under this Agreement upon the happening of any default (herein called "Events of Default") in the due and punctual payment of any principal of or premium, if any, or interest on the Secured Obligations as and when the same shall become due and payable (whether at maturity or at a date fixed for any prepayment or installment or by declaration or acceleration or otherwise) or a breach of any covenant contained in this Agreement or in the leasehold mortgage on the apartment given to secure the Note and such default shall continue beyond the expiration of the applicable period of grace, if any.

      8. Rights and Remedies of Dyax. Upon the occurrence of any Event of Default, such default not having previously been remedied or cured, Dyax shall have the following rights and remedies, subject to the Addendum attached hereto:

(a) All rights and remedies provided by law, including, without limitation, those provided by the Uniform Commercial Code;

(b)   All rights and remedies provided in this Agreement; and

(c) All rights and remedies provided in the Note, the leasehold mortgage, this Agreement, or in any other agreement, document or instrument pertaining to the Secured Obligations.

      9. Right to Transfer into Name of Dyax, etc. Notwithstanding anything to the contrary contained herein, Dyax will not, unless Dyax shall have purchased such Pledged Collateral at public or private sale or disposition thereof, (i) cause any or all of the Pledged Collateral to be transferred into its name or into the name of its nominee or (ii) exercise the voting power with respect to any Pledged Collateral. Except as provided in the preceding sentence of this section 9, the Pledgor shall be entitled to exercise as the Pledgor shall deem fit, but in a manner not inconsistent with the terms hereof or of the Secured Obligations, the voting power with respect to the Pledged Collateral.

      10. Right of Dyax to Exercise Rights of Payment, etc. Subject to the Addendum attached hereto, in case there shall exist an Event of Default, Dyax shall be entitled to receive and retain, as collateral security for the Secured Obligation, any and all dividends or other distributions at any time and from time to time declared or made upon any of the Pledged Collateral, and to exercise any and all rights of payment, conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof, including without limitation, the right to exchange, at its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Company or, upon the exercise of any such right, privilege or option pertaining to the Pledged Collateral, and in connection therewith, to deposit and deliver any and of the Pledged Collateral with any committee, depositary, transfer registrar or other designated agency upon such terms and conditions as Dyax may determine, all without liability except to account for property actually received, but Dyax shall have a duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

      11. Right of Dyax to Dispose of Collateral, etc. Upon the occurrence of an Event of Default, such default not having previously been remedied or cured, Dyax shall have the right at any time or times thereafter to sell, resell, assign and deliver the Pledged Collateral in a single parcel at any exchange or broker's board or at public or private sale. Unless the Pledged Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Dyax will give the Pledgor at least twenty-one (21) days prior written notice at the address of the pledgor specified in section 18 hereof, of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. Such notice may be given without any demand of performance or other demand, all such demands being hereby expressly waived by the Pledgor. Such written notice also will be given to the Company at least twenty-one (21) days prior to the sale or other intended disposition. All such sales shall be at such commercially reasonable price as Dyax shall deem best and either for cash or on credit or for future delivery (without assuming any responsibility for credit risk). At any such sale Dyax may purchase the Pledged Collateral to be sold thereat upon such terms as Dyax may deem best. Upon any such sale the Pledged Collateral so purchased shall be held by the purchaser, subject to the Addendum attached hereto, but absolutely free from any other claims or rights of whatsoever kind or nature, including any equity of redemption and any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by the Pledgor. In the event any consent, approval or authorization of any governmental agency will be necessary to effectuate any such sale, the Pledgor shall execute, and hereby agrees to cause the Company to execute, all such applications or other instruments as may be required. The proceeds of any such sale, together with any other additional collateral security at the time received and held hereunder, shall be received and applied: first, to all amounts due to the Company; second, to the payment of all costs, and expenses of such sale, including reasonable attorneys' fees; third, to the payment of the Secured Obligations in such order of priority as Dyax shall determine, and any surplus thereafter remaining shall be to the Pledgor or to whomever may be legally entitled thereto including, if applicable, any subordinated creditor of the Company or the Pledgor).

      The Pledgor recognizes that Dyax may be unable to effect a public sale of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, but may be compelled to resort to one or more private sales to a restricted group of purchasers, each of whom will be obligated to agree, among other things, to acquire such Pledged Collateral for its own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that private sales so made may be at prices and upon other terms less favorable seller than if such Pledged Collateral were sold at public sales, and that Dyax has no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit such Pledged Collateral to be registered for public sales under the Securities Act of 1933. The Pledgor agrees that any such private sales shall not be deemed to have been made in a commercially unreasonable mariner solely because they shall have been made under the foregoing circumstances.

      12. Collection of Amounts Payable on Account of Pledged Collateral, etc. Upon the occurrence of any Event of Default, Dyax may, but without obligation to do so, demand, sue for and/or collect any money or property at any time due, payable or receivable, to which it may be entitled hereunder, on account of or in exchange for any of the Pledged Collateral and shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

      13. Care of Pledged Collateral in Dyax's Possession. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, Dyax shall have no duty or liability to collect any sums due in respect thereof or to protect or preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering the same to the Pledgor.

      14. Waivers, etc. The Pledgor hereby waives presentment, demand, notice, protest and, except as is otherwise provided herein, all other demands and notices in connection with this Agreement or the enforcement of Dyax's rights hereunder or in connection with the Secured Obligations or any Pledged Collateral; consents to and waives notice of the granting of renewals, extensions of time for payment or other indulgences to the Company or the Pledgor or to any third party, or substitution, release or surrender of any collateral security for the Secured Obligation, the addition or release of persons primarily or secondarily liable on the Secured Obligation or on any collateral security for the Secured Obligation, the acceptance of partial payments on any Secured Obligation or on any collateral security for the Secured Obligation and/or the settlement or compromise thereof. No delay or omission on the part of Dyax in exercising any right hereunder shall operate as a waiver of such right or of any other right no waiver by Dyax or by any other holder of the Secured Obligations of any default shall be effective unless in writing nor operate rate as a waiver of any other default or of the same default on a future occasion. The Pledgor further waives any right it may have under the constitution of the Commonwealth of Massachusetts or under the Constitution of the United States of America, to notice (other than any requirement of notice provided herein) or to a judicial hearing prior to exercise of any right or remedy provided by this Agreement to Dyax and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing. The Pledgor's waivers under this section have been made voluntarily, intelligently and knowingly and after the Pledgor has been apprised and counseled by its attorneys as to the nature thereof and its possible alternative rights.

      15. Termination; Assignment, etc. This Agreement and the security interest in the Pledged Collateral created hereby shall terminate when all the Secured Obligations have been paid and finally discharged in full. No waiver by Dyax or by any other holder of the Secured obligation of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by Dyax of the Secured obligation held by it, Dyax may assign or transfer its rights and interest under this Agreement in whole to the purchaser or purchasers of such Secured Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights of Dyax hereunder, and Dyax shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interest so assigned.

      16. Reinstatement. Notwithstanding the provisions of section 15, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Dyax in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by Dyax upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or the Pledgor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Company or the Pledgor or any substantial part of their respective properties, or otherwise, all as though such payments had not been made.

      17. Restrictions on Transfer. Notwithstanding any provision in this Agreement, any sale, assignment, conveyance, or transfer of any kind or nature shall be subject to the Mortgage Loans, Cooperative Documents and Recognition Agreement identified in the Addendum annexed hereto and made part hereof.

      18. Notices. Except as otherwise provided herein, all notices to the Pledgor, the Company or to Dyax shall be in writing and shall be deemed to have been sufficiently given or served for all purposed hereof if personally delivered or mailed by certified mail, return receipt requested, postage prepaid, as follows:

      (a)   if to the Pledgor:

                  Henry E. Blair
                  Unit 7E
                  68 Beacon Street
                  Boston, MA 02108

      (b)   if to Dyax:

                  Dyax Corp.
                  One Kendall Square, Building 600
                  Cambridge, MA     02139

      (c)   if to the Company:

                  68 Beacon Street, Inc.
                  c/o John Cupuano
                  R.M. Bradley
                  250 Boylston Street, 4th Floor
                  Boston, MA 02116

or at such other address as the party to whom such notice is directed may have designated in writing to the other party hereto.

      19. Miscellaneous. This Agreement shall be binding upon Dyax and his representatives, successors and assigns, and inure to the benefit of Dyax and its successors and assigns, and the term "Dyax" shall be deemed to include any other holder or holders of the Secured Obligations. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      20. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts. The Pledgor, to the extent that he may lawfully do so, hereby consents to service of process, and to be sued, in the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts. The Pledgor further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address provided in section 18 hereof or as otherwise provided under the laws of the Commonwealth of Massachusetts. The Pledgor irrevocably waives all right to a trial by jury in any suit, action or other proceeding instituted by or against the Pledgor in respect of its obligations hereunder or the transactions contemplated hereby.

      21. Addendum. The provisions of this Agreement are modified by an Addendum annexed hereto and made a part hereof. In the event of any inconsistency between the provisions of this Agreement and the Addendum, the provisions of the Addendum and the documents referenced therein shall control.

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as a sealed instrument as of the date first above written.


                                    /s/ Henry E. Blair
                                    ------------------------------
                                    Henry E. Blair, Individually

                    ADDENDUM TO PLEDGE AND ASSIGNMENT BETWEEN
                          Henry E. Blair and Dyax Corp.

      All of Dyax's rights in and to said shares and lease, as hereinafter set forth, are subject to the rights and priorities of 68 Beacon Street, Inc. as set forth in its Articles of Incorporation, as amended, By-Laws, Rules and Regulations and Proprietary Lease (the "Cooperative Documents") and the Recognition Agreement of even date executed in connection herewith. The presently existing provisions of such documents will control in the event of any conflict between those provisions and the provisions herein.

      Dated: October 30, 1998


                                    /s/ Henry E. Blair
                                    -------------------------------
                                    Henry E. Blair, Individually